UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2021

AUDDIA INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-40071	45-425218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5755 Central Avenue, Suite C
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	Nasdaq Stock Market
Common Stock Warrants	AUUDW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of New Chief Financial Officer

On April 12, 2021, the Board of Directors of Auddia Inc. (“Auddia” or the “Company”) appointed Brian Hoff, age 35, as the Company’s Chief Financial Officer. Mr. Hoff succeeds Rick Liebman, who will remain with the Company in a transition capacity through April 30, 2021.

Mr. Hoff brings to the Company extensive experience in leading high growth accounting and finance teams. Since 2019, he has been Vice President, Controller at STACK Infrastructure, a leading provider of digital infrastructure to high growth companies. In this role, Mr. Hoff was responsible for leading financial systems, corporate accounting, treasury, and developing internal controls. From 2011 through 2019, Mr. Hoff served in a number of finance and accounting roles at Coalfire, a leading provider cybersecurity advisory and assessment services, serving as Corporate Controller (2017-2019), Director of Finance (2016-2017) and Controller (2014-2016). He spent the majority of his tenure at Coalfire building out teams and developing scalable processes in a high growth environment. Hoff also was involved in completing several acquisitions and fundraising activities, including the 2015 acquisition of a majority ownership stake in Coalfire by The Carlyle Group and The Chertoff Group.

From 2008 to 2011, Mr. Hoff was a Senior Auditor at K Financial, a CPA firm providing comprehensive audit and related advisory services. He holds a BSBA degree in accounting from the Leeds School of Business at the University of Colorado Boulder.

The Company hired Mr. Hoff pursuant to the terms of a letter agreement and a standard and customary confidentiality, non-competition, and non-solicitation agreement. The letter agreement provides for at-will employment with an annual base salary of $220,000, and an annual discretionary bonus of up to 50% of base salary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

April 15, 2021	By:	/s/ Michael Lawless
Name: Michael Lawless
Title: Chief Executive Officer

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